FOR IMMEDIATE RELEASE

Contact:      Carol DiRaimo, Vice President of Investor Relations
              (913) 967-4109

          Applebee's International Reports Second Quarter 2007 Results

OVERLAND PARK, KAN., August 1, 2007 -- Applebee's International, Inc. (Nasdaq:APPB) today reported net earnings of $24.2 million, or $0.32 per diluted share, for the second quarter ended July 1, 2007. Excluding discontinued operations, impairment and other restaurant closure costs, and strategic alternative and proxy contest expenses totaling $2.1 million after-tax or approximately $0.03 per share, net earnings were $26.2 million, or $0.35 per diluted share, for the second quarter of 2007. A reconciliation of non-GAAP measurements to GAAP results is attached to this release.

In March 2007, the company announced the decision to close 24 underperforming restaurants in 11 states. In the first quarter of 2007, 19 of these restaurants were closed, and four restaurants were closed in the second quarter of 2007. The company believes that four of the closed restaurants will have significant sales transfer to other existing restaurants, and in accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," the results of operations, impairment charges and lease obligations related to these four restaurants have been included in continuing operations. In addition, the write-down of the carrying value of the one restaurant which has not yet been closed is included in impairment charges and other restaurant closure costs in the accompanying consolidated statement of earnings. The results of operations, impairment charges and lease obligations for the remaining 19 closed restaurants are included in discontinued operations in the accompanying consolidated statements of earnings for both 2007 and 2006.

As previously reported, system-wide domestic comparable sales for the second quarter of 2007 decreased 0.9 percent. Company and domestic franchise restaurant comparable sales decreased 1.2 percent and 0.8 percent, respectively, for the quarter. System-wide domestic comparable sales for the year-to-date period through June decreased 2.5 percent, with domestic franchise restaurant comparable sales down 2.4 percent and company comparable sales down 2.9 percent.


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

August 1, 2007
Page 2


The company also reported comparable sales for the July fiscal period, comprised of the four weeks ended July 29, 2007. System-wide domestic comparable sales decreased 0.8 percent for the July period. Comparable sales for company restaurants increased 0.1 percent, reflecting a decrease in guest traffic of between 3.0 and 3.5 percent, combined with a higher average check, while comparable sales for domestic franchise restaurants decreased 1.2 percent.

System-wide domestic comparable sales for the year-to-date period through July have decreased 2.3 percent, with domestic franchise restaurant comparable sales down 2.2 percent and company comparable restaurant sales down 2.5 percent.

On July 16, 2007, IHOP Corp. ("IHOP") and Applebee's International jointly announced a definitive agreement under which IHOP will acquire Applebee's for $25.50 per share in cash, representing a total transaction value of approximately $2.1 billion. The all-cash transaction, which is expected to close in the fourth quarter of 2007, is subject to the approval of Applebee's shareholders, customary closing conditions and regulatory approvals.

Dave Goebel, president and chief executive officer, said, "While the difficult macro environment for casual dining continues, we remain committed to improving sales and guest traffic through continued improvement in our food, evolution of our advertising, and a greater emphasis on communicating our value proposition to our guests. In addition, we are pleased with the early results of our new prototype and remodel designs, which represent the culmination of nearly two years of collaboration with our franchisees. At the same time, our management team has begun working with the IHOP management team to facilitate the integration of the two companies. I'd like to thank all of our associates and franchisees for their focus on delivering results during this transition period."

Other results for the second quarter ended July 1, 2007 included:

     o Total system-wide sales for the quarter increased by 3.4 percent over the prior year. System-wide sales are a non-GAAP financial measure that includes sales at all company and franchise Applebee's restaurants, as reported by franchisees. The company believes that system-wide sales information is useful in analyzing Applebee's market share and growth, and because franchisees pay royalties and contribute to the national advertising pool based on a percentage of their sales.

     o Applebee's ended the quarter with 1,943 restaurants open system-wide (508 company and 1,435 franchise restaurants). During the second quarter of 2007, there were 18 new Applebee's restaurants opened system-wide, including 3 company and 15 franchised restaurants.


                                     -more-

August 1, 2007
Page 3


     o As of July 1, 2007, the company had total debt outstanding of $144.7 million, with $240.1 million available under its revolving credit facility.

A conference call to review the second quarter 2007 results will be held on Thursday morning, August 2, 2007, at 10:00 a.m. Central Time (11:00 a.m. Eastern
Time). The conference call will be broadcast live over the Internet and a replay will be available shortly after the call on the Investors section of the company's website (www.applebees.com).

Applebee's International, Inc., headquartered in Overland Park, Kan., develops, franchises and operates restaurants under the Applebee's Neighborhood Grill & Bar brand, the largest casual dining concept in the world. As of July 29, 2007, there were 1,945 Applebee's restaurants operating system-wide in 49 states, one U.S. territory and 16 international countries. Additional information on Applebee's International can be found at the company's website (www.applebees.com).

Forward-Looking Statements

Certain statements contained in this release are forward-looking and based on current expectations. There are several risks and uncertainties that could cause actual results to differ materially from those described. These risks include, but are not limited to, our pending merger with IHOP, our ability and the ability of our franchisees to open and operate additional restaurants profitably and generate positive operating cash flows and return on invested capital, the impact of economic and demographic factors on consumer spending, maintaining and growing the value of the Applebee's brand, the impact of intense competition in the casual dining segment of the restaurant industry, the impact of future leverage on our operations, the failure to open the restaurants anticipated, the impact of increases in capital expenditure costs on future development, our ability to attract and retain qualified franchisees, and the impact of further penetration of restaurants in existing markets. For a more detailed discussion of the principal factors that could cause actual results to be materially different, you should read our risk factors in Item 1A of our 2006 Annual Report on Form 10-K. We disclaim any obligation to update forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed transaction, IHOP Corp. and Applebee's International will be filing documents with the Securities and Exchange Commission (the "SEC"), and Applebee's intends to file a related preliminary and definitive proxy statement. Investors and security holders are urged to read the related preliminary and definitive proxy when it becomes available because it will contain important information about the proposed transaction. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC's website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by IHOP Corp. by contacting IHOP Investor Relations at 818-240-6055. Investors and security holders may obtain


                                     -more-

August 1, 2007
Page 4


free copies of the documents filed with the SEC by Applebee's by contacting Applebee's Investor Relations at 913-967-4000. In addition, you may also find information about the merger transaction at www.ihopapplebeesacquisition.com.

Applebee's and their directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of Applebee's in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement of Applebee's described above. Additional information regarding the directors and executive officers of Applebee's is also included in Applebee's proxy statement for its 2007 Annual Meeting of
Stockholders, which was filed with the SEC on April 9, 2007, and the supplemental proxy statement filed on May 1, 2007. These documents are available free of charge at the SEC's website at www.sec.gov and from Investor Relations at IHOP and Applebee's as described above.


                                      # # #

                 APPLEBEE'S INTERNATIONAL, INC. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                                   (Unaudited)
                    (in thousands, except per share amounts)

                                                                    13 Weeks Ended                         26 Weeks Ended
                                                          -----------------------------------    -----------------------------------
                                                              July 1,            June 25,             July 1,            June 25,
                                                               2007                2006                2007                2006
                                                          ---------------    ----------------    ----------------    ---------------
Operating revenues:
     Company restaurant sales..........................    $    295,650       $    289,220        $    594,267        $    589,892
     Franchise royalties and fees......................          36,235             34,306              73,294              70,241
     Other franchise income............................             271                539                 734                 984
                                                          ---------------    ----------------    ----------------    ---------------
        Total operating revenues.......................         332,156            324,065             668,295             661,117
                                                          ---------------    ----------------    ----------------    ---------------
Cost of company restaurant sales:
     Food and beverage.................................          78,923             76,579             157,955             156,870
     Labor.............................................         102,119             97,424             203,251             195,610
     Direct and occupancy..............................          80,721             77,547             160,040             153,652
     Pre-opening expense...............................             565              1,157               1,486               1,907
                                                          ---------------    ----------------    ----------------    ---------------
        Total cost of company restaurant sales.........         262,328            252,707             522,732             508,039
                                                          ---------------    ----------------    ----------------    ---------------
Cost of other franchise income.........................             370                281                 743               1,047
General and administrative expenses....................          32,205             32,320              64,980              67,926
Amortization of intangible assets......................             126                204                 254                 408
Impairment and other restaurant closure costs..........              69                 32               5,756               1,120
Loss on disposition of property and equipment..........             254                422                 624                 997
                                                          ---------------    ----------------    ----------------    ---------------
Operating earnings.....................................          36,804             38,099              73,206              81,580
                                                          ---------------    ----------------    ----------------    ---------------
Other income (expense):
     Investment income (loss)..........................           1,172               (285)              2,007                 460
     Interest expense..................................          (2,119)            (2,985)             (4,725)             (5,539)
     Other income (expense)............................             (32)               101                 (92)                237
                                                          ---------------    ----------------    ----------------    ---------------
        Total other expense............................            (979)            (3,169)             (2,810)             (4,842)
                                                          ---------------    ----------------    ----------------    ---------------
Earnings before income taxes and discontinued
  operations...........................................          35,825             34,930              70,396              76,738
Income taxes(a)........................................          11,232             12,170              23,130              26,236
                                                          ---------------    ----------------    ----------------    ---------------
Earnings before discontinued operations................          24,593             22,760              47,266              50,502
Loss from discontinued operations, net of tax..........            (436)            (2,356)            (13,642)             (2,947)
                                                          ---------------    ----------------    ----------------    ---------------
Net earnings...........................................    $     24,157       $     20,404        $     33,624        $     47,555
                                                          ===============    ================    ================    ===============

Basic net earnings per common share:
     Earnings before discontinued operations...........    $       0.33       $       0.31        $       0.64        $       0.68
     Loss from discontinued operations, net of tax.....           (0.01)             (0.03)              (0.18)              (0.04)
                                                          ---------------    ----------------    ----------------    ---------------
Basic net earnings per common share....................    $       0.33       $       0.28        $       0.45        $       0.64
                                                          ===============    ================    ================    ===============

Diluted net earnings per common share:
     Earnings before discontinued operations...........    $       0.33       $       0.30        $       0.63        $       0.67
     Loss from discontinued operations, net of tax.....           (0.01)             (0.03)              (0.18)              (0.04)
                                                          ---------------    ----------------    ----------------    ---------------
Diluted net earnings per common share..................    $       0.32       $       0.27        $       0.45        $       0.63
                                                          ===============    ================    ================    ===============

Basic weighted average shares outstanding..............          74,104             74,112              74,029              74,113
                                                          ===============    ================    ================    ===============
Diluted weighted average shares outstanding............          75,438             75,083              75,146              75,161
                                                          ===============    ================    ================    ===============

(a) The income tax rate for the second quarter of 2007 benefited from higher tax credits related to the construction of our new corporate headquarters.

                 APPLEBEE'S INTERNATIONAL, INC. AND SUBSIDIARIES
             RECONCILIATION OF NON-GAAP MEASUREMENTS TO GAAP RESULTS
                                   (Unaudited)
                    (in thousands, except per share amounts)

In addition to the results provided in accordance with Generally Accepted Accounting Principles ("GAAP") throughout this document, the company has provided non-GAAP measurements which present operating results on a basis before discontinued operations, impairment and other restaurant closure costs and strategic alternative expenses.

The company is using earnings before discontinued operations, impairment and other restaurant closure costs, and strategic alternative and proxy contest expenses as a key performance measure of results of operations for purposes of evaluating performance internally. This non-GAAP measurement is not intended to replace the presentation of our financial results in accordance with GAAP. Rather, the company believes that this presentation provides additional information to facilitate the comparison of past and present operations.

                                                                    13 Weeks Ended                    26 Weeks Ended
                                                             -----------------------------    ------------------------------
                                                                July 1,         June 25,          July 1,         June 25,
                                                                 2007            2006              2007            2006
                                                             -------------    ------------     -------------    ------------
Discontinued operations................................       $   (870)        $ (3,658)        $ (21,183)       $  (4,576)
Impairment and other restaurant closure costs..........            (69)             (32)           (5,756)          (1,120)
Strategic alternative and proxy contest expenses.......         (2,431)             --             (3,614)             --
Income taxes...........................................          1,299            1,313            10,727            2,015
                                                             -------------    ------------     -------------    ------------
  Discontinued operations, impairment and other
  restaurant closure costs, and strategic alternative
  and proxy contest expenses, net of tax...............       $ (2,071)        $ (2,377)        $ (19,826)       $  (3,681)
                                                             =============    ============     =============    ============

Diluted weighted average shares outstanding............         75,438           75,083            75,146           75,161
                                                             =============    ============     =============    ============

Diluted earnings per share impact of discontinued
  operations, impairment and other restaurant closure
  costs, and strategic alternative and proxy contest
  expenses.............................................       $  (0.03)        $  (0.03)        $   (0.26)       $   (0.05)
                                                             =============    ============     =============    ============

Reconciliation of earnings before discontinued
  operations, impairment and other restaurant closure
  costs, and strategic alternative and proxy contest
  expenses to net earnings:
     Earnings before discontinued operations,
       impairment and other restaurant closure
       costs, and strategic alternative and proxy
       contest expenses................................       $ 26,228         $ 22,781         $  53,450        $  51,236
     Discontinued operations, impairment and other
       restaurant closure costs, and strategic
       alternative and proxy contest expenses,
       net of tax......................................         (2,071)          (2,377)          (19,826)          (3,681)
                                                             -------------    ------------     -------------    ------------
     Net earnings......................................       $ 24,157         $ 20,404         $  33,624        $  47,555
                                                             =============    ============     =============    ============

Reconciliation of earnings per share before
  discontinued operations, impairment and other
  restaurant closure costs, and strategic alternative
  and proxy contest expenses to reported earnings
  per share:
     Diluted earnings per share before discontinued
       operations, impairment and other restaurant
       closure costs, and strategic alternative and
       proxy contest expenses..........................       $   0.35         $   0.30         $    0.71        $    0.68
     Diluted earnings per share impact of discontinued
       operations, impairment and other restaurant
       closure costs, and strategic alternative and
       proxy contest expenses..........................          (0.03)           (0.03)            (0.26)           (0.05)
                                                             -------------    ------------     -------------    ------------
       Reported diluted earnings per share.............       $   0.32         $   0.27         $    0.45        $    0.63
                                                             =============    ============     =============    ============

The following table contains information derived from the company's consolidated statements of earnings expressed as a percentage of total operating revenues, except where otherwise noted. Percentages may not add due to rounding.

                                                                     13 Weeks Ended               26 Weeks Ended
                                                               ---------------------------  ---------------------------
                                                                  July 1,       June 25,       July 1,       June 25,
                                                                   2007          2006           2007          2006
                                                               -------------  ------------  ------------- -------------
Operating revenues:
     Company restaurant sales..............................        89.0%          89.2%         88.9%         89.2%
     Franchise royalties and fees..........................        10.9           10.6          11.0          10.6
     Other franchise income................................         0.1            0.2           0.1           0.1
                                                               -------------  ------------  ------------- -------------
        Total operating revenues...........................       100.0%         100.0%        100.0%        100.0%
                                                               =============  ============  ============= =============
Cost of sales (as a percentage of company
  restaurant sales):
     Food and beverage.....................................        26.7%          26.5%         26.6%         26.6%
     Labor.................................................        34.5           33.7          34.2          33.2
     Direct and occupancy..................................        27.3           26.8          26.9          26.0
     Pre-opening expense...................................         0.2            0.4           0.3           0.3
                                                               -------------  ------------  ------------- -------------
        Total cost of sales................................        88.7%          87.4%         88.0%         86.1%
                                                               =============  ============  ============= =============

Cost of other franchise income (as a percentage of other
     franchise income).....................................       136.5%          52.1%        101.2%        106.4%
General and administrative expenses........................         9.7           10.0           9.7          10.3
Amortization of intangible assets..........................         --             0.1           --            0.1
Impairment and other restaurant closure costs..............         --             --            0.9           0.2
Loss on disposition of property and equipment..............         0.1            0.1           0.1           0.2
                                                               -------------  ------------  ------------- -------------
Operating earnings.........................................        11.1           11.8          11.0          12.3
                                                               -------------  ------------  ------------- -------------
Other income (expense):
     Investment income (loss)..............................         0.4           (0.1)          0.3           0.1
     Interest expense......................................        (0.6)          (0.9)         (0.7)         (0.8)
     Other income..........................................         --             --            --            --
                                                               -------------  ------------  ------------- -------------
        Total other expense................................        (0.3)          (1.0)         (0.4)         (0.7)
                                                               -------------  ------------  ------------- -------------
Earnings before income taxes and discontinued
     operations............................................        10.8           10.8          10.5          11.6
Income taxes...............................................         3.4            3.8           3.5           4.0
                                                               -------------  ------------  ------------- -------------
Earnings before discontinued operations....................         7.4            7.0           7.1           7.6
Loss from discontinued operations, net of tax..............        (0.1)          (0.7)         (2.0)         (0.4)
                                                               -------------  ------------  ------------- -------------
Net earnings...............................................         7.3%           6.3%          5.0%          7.2%
                                                               =============  ============  ============= =============

The  following  table  sets  forth  certain  financial   information  and  other
restaurant data relating to company and franchise restaurants, as reported to us by franchisees:

                                                               13 Weeks Ended                     26 Weeks Ended
                                                       -------------------------------    -------------------------------
                                                          July 1,          June 25,           July 1,         June 25,
                                                           2007              2006              2007             2006
                                                       -------------    --------------    --------------    -------------
Number of restaurants:
     Company:
         Beginning of period......................            509              497               521               486
         Restaurant openings......................              3               10                10                19
         Restaurant closings......................             (4)             --                (23)               (2)
         Restaurants acquired from franchisees....            --               --                --                  4
                                                       -------------    --------------    --------------    -------------
         End of period............................            508              507               508               507
                                                       -------------    --------------    --------------    -------------
     Franchise:
         Beginning of period......................          1,421            1,332             1,409             1,318
         Restaurant openings......................             15               25                28                45
         Restaurant closings......................             (1)              (4)               (2)               (6)
         Restaurants acquired by franchisor.......            --               --                --                 (4)
                                                       -------------    --------------    --------------    -------------
         End of period............................          1,435            1,353             1,435             1,353
                                                       -------------    --------------    --------------    -------------
     Total:
         Beginning of period......................          1,930            1,829             1,930             1,804
         Restaurant openings......................             18               35                38                64
         Restaurant closings......................             (5)              (4)              (25)               (8)
                                                       -------------    --------------    --------------    -------------
         End of period............................          1,943            1,860             1,943             1,860
                                                       =============    ==============    ==============    =============
Weighted average weekly sales per restaurant:
         Company(1)...............................      $  44,922        $  45,245         $  44,886         $  46,650
         Domestic franchise.......................      $  49,217        $  50,127         $  50,037         $  51,863
         Domestic total...........................      $  48,033        $  48,736         $  48,597         $  50,383
Change in comparable restaurant sales:(2)
         Company(3)...............................          (1.2)%           (2.0)%            (2.9)%            (0.4)%
         Domestic franchise.......................          (0.8)%           (1.7)%            (2.4)%             0.7 %
         Domestic total...........................          (0.9)%           (1.8)%            (2.5)%             0.4 %
Total operating revenues (in thousands):
         Company restaurant sales(4)..............      $ 295,650        $ 289,220         $ 594,267         $ 589,892
         Franchise royalties and fees(5)..........         36,235           34,306            73,294            70,241
         Other franchise income(6)................            271              539               734               984
                                                       -------------    --------------    --------------    -------------
         Total....................................      $ 332,156        $ 324,065         $ 668,295         $ 661,117
                                                       =============    ==============    ==============    =============

------------------------
(1) Includes restaurants presented as discontinued operations. Excluding the restaurants presented as discontinued operations, company average weekly sales were $45,062 and $45,923 in the 2007 quarter and the 2006 quarter, respectively, and $45,288 and $47,366 in the 2007 year-to-date period and the 2006 year-to-date period, respectively.
(2) When computing comparable restaurant sales, restaurants open for at least 18 months are compared from period to period.
(3) Includes restaurants presented as discontinued operations. Excluding the restaurants presented as discontinued operations, company comparable restaurant sales were (1.2)% and (1.9)% in the 2007 quarter and the 2006 quarter, respectively, and (2.8)% and (0.3)% in the 2007 year-to-date period and the 2006 year-to-date period, respectively.
(4) Excludes restaurants presented as discontinued operations. Sales for these restaurants, in thousands, were $564 and $6,908 in the 2007 quarter and 2006 quarter, respectively, and $7,298 and $14,135 in the 2007 year-to-date period and the 2006 year-to-date period, respectively.
(5) Franchise royalties are generally 4% of each franchise restaurant's reported monthly gross sales. Reported unaudited franchise sales, in thousands, were $898,635 and $859,557 in the 2007 quarter and the 2006 quarter, respectively, and $1,815,943 and $1,764,201 in the 2007 year-to-date period and the 2006 year-to-date period, respectively. Franchise fees typically are $35,000 for each restaurant opened.
(6) Other franchise income includes revenue from information technology products and services provided to certain franchisees.

                 APPLEBEE'S INTERNATIONAL, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                   (Unaudited)
                      (in thousands, except share amounts)

                                                                                         July 1,          December 31,
                                                                                          2007                2006
                                                                                      --------------     ---------------
                                                        ASSETS
Current assets:
     Cash and cash equivalents..................................................       $    7,666         $   22,309
     Short-term investments, at market value....................................              298                293
     Receivables, net of allowance..............................................           41,666             48,224
     Inventories................................................................           11,083             11,524
     Prepaid income taxes.......................................................            4,994                 55
     Prepaid and other current assets...........................................           19,923             15,255
     Assets held for sale.......................................................            5,289              7,633
     Current assets related to discontinued operations..........................            4,935              2,569
                                                                                      --------------     ---------------
        Total current assets....................................................           95,854            107,862
Property and equipment, net.....................................................          622,348            618,492
Goodwill........................................................................          138,950            138,950
Restricted assets related to captive insurance subsidiary.......................           12,289             13,356
Other intangible assets, net....................................................            6,155              6,408
Other assets, net...............................................................           35,698             34,351
Non-current assets related to discontinued operations...........................            2,558             18,606
                                                                                      --------------     ---------------
                                                                                       $  913,852         $  938,025
                                                                                      ==============     ===============


                                         LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Current portion of long-term debt..........................................       $    1,894         $      265
     Accounts payable...........................................................           36,102             43,235
     Accrued expenses and other current liabilities.............................           93,847            113,641
     Loss reserve related to captive insurance subsidiary.......................            4,702              6,094
     Accrued dividends..........................................................              --              16,299
     Accrued income taxes.......................................................              --               9,954
     Current liabilities related to discontinued operations.....................            1,022                --
                                                                                      --------------     ---------------
        Total current liabilities...............................................          137,567            189,488
                                                                                      --------------     ---------------
Non-current liabilities:
     Long-term debt, less current portion.......................................          142,772            174,920
     Deferred income taxes......................................................           26,671             24,944
     Other non-current liabilities..............................................           68,499             61,837
     Non-current liabilities related to discontinued operations.................            6,576                182
                                                                                      --------------     ---------------
        Total non-current liabilities...........................................          244,518            261,883
                                                                                      --------------     ---------------
        Total liabilities.......................................................          382,085            451,371
                                                                                      --------------     ---------------
Stockholders' equity:
     Preferred stock - par value $0.01 per share:  authorized - 1,000,000
        shares; no shares issued................................................              --                 --
     Common stock - par value $0.01 per share:  authorized - 125,000,000
        shares; issued - 108,503,243 shares.....................................            1,085              1,085
     Additional paid-in capital.................................................          270,907            265,122
     Retained earnings..........................................................          806,958            774,884
                                                                                      --------------     ---------------
                                                                                        1,078,950          1,041,091
     Treasury stock - 33,603,728 shares in 2007 and 34,393,331 shares in 2006,
        at cost.................................................................         (547,183)          (554,437)
                                                                                      --------------     ---------------
        Total stockholders' equity..............................................          531,767            486,654
                                                                                      --------------     ---------------
                                                                                       $  913,852         $  938,025
                                                                                      ==============     ===============

                 APPLEBEE'S INTERNATIONAL, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Unaudited)
                                 (in thousands)

                                                                                       26 Weeks Ended
                                                                              --------------------------------
                                                                                 July 1,           June 25,
                                                                                  2007               2006
                                                                              -------------      -------------
 CASH FLOWS FROM OPERATING ACTIVITIES:
      Net earnings.......................................................      $   33,624         $   47,555
      Adjustments to reconcile net earnings to net cash provided by operating activities:
         Depreciation and amortization...................................          33,989             31,577
         Amortization of intangible assets...............................             254                408
         Stock-based compensation........................................           7,681             11,412
         Other amortization..............................................             166                156
         Deferred income tax benefit.....................................          (2,086)            (1,046)
         Impairment and other restaurant closure costs...................          25,520              4,600
         Loss on disposition of property and equipment...................              36              1,007
         Income tax benefit from stock-based compensation................             409              1,403
      Changes in assets and liabilities, exclusive of effect of
       acquisition:
         Receivables.....................................................           6,558              1,357
         Inventories.....................................................             351              7,906
         Prepaid and other current assets................................          (3,585)            (7,262)
         Accounts payable................................................          (6,422)           (18,985)
         Accrued expenses and other current liabilities..................         (20,416)           (17,509)
         Loss reserve and unearned premiums related to
           captive insurance subsidiary..................................          (1,392)            (3,132)
         Income taxes....................................................         (14,204)             3,708
         Other non-current liabilities...................................           4,694              4,138
         Other...........................................................          (1,823)            (1,461)
                                                                              -------------      -------------
         NET CASH PROVIDED BY OPERATING ACTIVITIES.......................          63,354             65,832
                                                                              -------------      -------------
 CASH FLOWS FROM INVESTING ACTIVITIES:
      Purchases of property and equipment................................         (41,979)           (59,976)
      Change in restricted assets related to captive insurance
        subsidiary.......................................................           1,067              2,062
      Acquisition of restaurants.........................................             --              (8,040)
      Proceeds from sale of property and equipment.......................           4,784                242
                                                                              -------------      -------------
         NET CASH USED BY INVESTING ACTIVITIES...........................         (36,128)           (65,712)
                                                                              -------------      -------------
 CASH FLOWS FROM FINANCING ACTIVITIES:
      Purchases of treasury stock........................................            (999)           (16,134)
      Dividends paid.....................................................         (16,299)           (14,840)
      Issuance of common stock upon exercise of stock options............           3,473              7,856
      Shares issued under employee benefit plans.........................           1,998              2,318
      Excess tax benefits from stock-based compensation..................             477              1,154
      Net debt proceeds (payments).......................................         (30,519)            13,382
                                                                              -------------      -------------
         NET CASH USED BY FINANCING ACTIVITIES...........................         (41,869)            (6,264)
                                                                              -------------      -------------
 NET DECREASE IN CASH AND CASH EQUIVALENTS...............................         (14,643)            (6,144)
 CASH AND CASH EQUIVALENTS, beginning of period..........................          22,309             13,040
                                                                              -------------      -------------
 CASH AND CASH EQUIVALENTS, end of period................................      $    7,666         $    6,896
                                                                              =============      =============